SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUS
                               OF THE LISTED FUND

                                -----------------

                              DWS Target 2014 Fund



On May 12, 2006, DWS Target 2014 Fund will cease to offer shares to both existing and new shareholders. Current fund shareholders may continue to reinvest dividends in their existing DWS Target 2014 Fund account. Until July 3, 2006, shareholders who purchase their shares through qualified defined contribution plans may continue to purchase shares of the fund and these plans may continue to offer the fund as an investment option to their participants. On July 3, 2006, the fund will also close to these investors.

If you have any questions concerning the status of the fund, please contact your financial representative or call DWS Scudder Investments at (800) 621-1048.









               Please Retain This Supplement for Future Reference





                                                                       [Logo]DWS
                                                                         SCUDDER
May 12, 2006                                                 Deutsche Bank Group